For Current Income

Delchester Fund

service and guidance

professional management

goals


                                                      1999
                                               Semi-Annual
                                                    Report

DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London
for current
  income
    2

                                                                February 5, 1999

Dear Shareholder:

The start of our 1999 fiscal year, in August, coincided with the beginning of an uncertain period for world securities markets. Economic and currency problems in Southeast Asia, Russia and Latin America raised concerns about credit risk, and by late August, many investors, particularly foreign investors, had fled stocks and non-government bonds for the safe haven of U.S. Treasuries.

   The resulting loss of liquidity led to sharp price declines in stock and bond markets around the world, including the U.S. high-yield bond market. The Federal Reserve Board responded by lowering its target for short-term interest rates, which helped bolster stock and high-yield bond prices in late autumn. Large capitalization U.S. stocks recovered more quickly than high-yield bonds, which have yet to experience a full recovery. We believe that increasing investors' appetite for above-average yields will gradually push high-yield bond prices higher.

   Delchester Fund delivered a total return of -6.76% (capital change plus reinvested dividends for A Class shares at net asset value), for the six months ended January 31, 1999, lagging its benchmark index and its high-yield oriented peers. The portfolio was invested primarily in bonds rated B. This was in keeping with the Fund's objective of high current income and its historic focus on relatively better quality bonds among the lower rated, high-yield universe. These bonds underperformed investment-grade bonds for the period.

   Lack of liquidity caused by the global flight to U.S. Treasuries late last summer temporarily halted new issuance of high-yield debt. New issuance gradually resumed in November after the Federal Reserve cut the federal funds rate (the



As high-yield market conditions
continued to improve through January,
investors tiptoed back into high-yield
bonds, attracted by their rich
yield premiums.


Cumulative Total Return
--------------------------------------------------------------------------------
                                                          Six Months Ended
                                                          January 31, 1999
--------------------------------------------------------------------------------
Delchester Fund A Class                                        -6.76%
--------------------------------------------------------------------------------
Lipper High Current Yield Fund Average (298 Funds)             -3.84%
Salomon SmithBarney High-Yield Bond Index                      -0.22%
--------------------------------------------------------------------------------

The performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. See page 8 for portfolio performance for all Classes. Performance of other Fund classes varies due to different expenses. Past performance is not a guarantee of future results.

                                                                     for current
                                                                       income
                                                                          3

rate charged between banks for overnight loans) by a total of 0.75% to 4.75%.

   Still nervous about credit risk, investors who returned to the high-yield market initially favored bonds rated BB, the highest rated of low quality bonds. But as conditions continued to improve through January, investors tiptoed back into lower rated bonds, attracted by their rich yield premiums.

   Over the past six months, the difference between yields of high-yield corporate bonds and similar maturity U.S. Treasuries widened dramatically (see chart on page 7). Though this yield advantage declined somewhat by the end of January, low rated corporate bonds still had a yield advantage above historical averages. As of January 31, 1999, high-yield bonds provided a yield premium of
5.27 percentage points over Treasuries. Over the past five years the yield advantage has normally been much less - about 3.9 percentage points, based on the Salomon SmithBarney High-Yield Index.

   Although uncertain market conditions have altered what had been a near-perfect landscape for high-yield bonds, key indicators of credit risk and market liquidity remain solid. We believe there continues to be ample credit available to corporate issuers, and we do not anticipate that lending institutions will restrict financial capital.

   On the following pages, Paul Matlack and Gerald Nichols, Delaware Investments' high-yield fixed-income portfolio managers, discuss the events of the past six months and review Delchester Fund's investment strategy.

   Against a backdrop of stable economic growth, steady interest rates and low inflation, we believe that the bonds in the portfolio will continue to pay the high income for which they were chosen and will contribute favorably to the Fund's total return.

   We expect conditions in the high-yield market to continue improving during 1999, and we will report any new developments to you this summer.

Sincerely,

/s/ Jeffrey J. Nick
--------------------------
Jeffrey J. Nick
Chairman, President
and Chief Executive Officer
Delaware Investments Family of Funds

Jeffrey J. Nick Named Chairman

On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies, an indirect parent company of Delaware Investments, since October 1996 and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a Bachelor of Arts degree from Princeton University.

for current
  income
    4

Portfolio Managers' Review

By Paul A. Matlack                       Gerald T. Nichols
Vice President/Senior Portfolio Manager  Vice President/Senior Portfolio Manager

February 5, 1999

Credit Quality Drove Performance

As investors' concerns about credit risk intensified last August amidst a worldwide financial crisis, performance within the high-yield bond market was measurably affected.

   Before August 1998, investors willing to accept higher risks (lower credit quality in exchange for potentially higher yields) were well rewarded. After August 1998, bonds with better risk profiles took the lead. As a result, bonds rated BB, the highest quality tier of the non-investment grade bond market, outperformed bonds with lower credit ratings.* Delchester Fund had significant holdings of well-capitalized single B issues. In our view, these bonds offered above average yield, adequate credit protection and significant return potential.

   Though bonds rated B are just one credit rating below bonds rated BB, their performance was significantly lower. The underperformance of single B bonds, particularly in August and September at the height of the market's price decline, hurt the Fund's performance. However, in January, investor appetite for single B issues - due to exceptionally high yields - reversed the leadership trend of BB bonds. For the month of January, single Bs returned +1.60%, while bonds rated BB returned +1.15%.*



PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
As of January 31, 1999
--------------------------------------------------------------------------------
Current 30-Day SEC Yield+                                      10.03%
Average Effective Duration                                   4.7 years
Average Effective Maturity                                   7.5 years
Portfolio Turnover                                              62%
Number of Securities                                            154

* Source: Salomon SmithBarney High-Yield Index, segmented by credit quality. + For A Class shares measured according to Securities and Exchange Commission
  (SEC) guidelines. Current 30-day SEC yield as of 1/31/99 for B and C Class shares was 9.76%. The Institutional Class yield was 10.79%.

                                                                     for current
                                                                       income
                                                                          5

Low Default Rate Reflects Financial Strength of Issuers

During the recent period of declining high-yield bond prices, the underlying financial status of bond issuers remained relatively steady, in our view. Though the default rate (a measure of debt issuers' failure to pay interest or repay principal) has increased slightly, it is still below its 18-year average of 3.4%. As of January 31, 1999, the default rate was in the range of 2.5%, according to Merrill Lynch.

   Further evidence of issuers' strength is that credit agencies have downgraded their ratings on less than 6% of corporate debt issuers, suggesting to us that a material decline in credit quality has not occurred. The quality rating on new high-yield debt issued in December and January was consistently strong.(Lehman Brothers)

   In light of this environment and our view that commercial banks are not likely to restrict lending in the face of a stable U.S. economy, we have continued to actively buy new issues for the Delchester portfolio.

Delaware Investments' High-Yield Investment Strategy

Historically, income has been the primary component of total return from high-yield bonds. Changes in price, whether up or down, do not play as much of a role in performance. Our goal over time is to maximize income without taking unnecessary credit risks. We strive to achieve this by focusing Delchester Fund on higher yielding, higher risk bonds that are rated BB or B, the top credit tiers of non-investment grade bonds.

   During the past six months, Delchester Fund was solidly concentrated in bonds rated B, with an underweighting in BBs. We chose this position because in our experience, bonds rated BB tend to underperform bonds with B ratings when interest rates are stable, and we did not believe there would be a major drop in rates. We avoided lower quality CCC bonds and deferred interest bonds (bonds that pay interest at a later date) because we believe their potential returns are not worth the risks they involve.

for current
  income
    6

   The recent underperformance of bonds with B ratings appears to have created compelling investment opportunities in this market segment. Prices have yet to fully recover and yields relative to Treasuries are now among the most attractive in the history of the high-yield asset class. We believe yields will eventually prove irresistible to investors who are tired of anemic government bond yields and are willing to assume the greater risks associated with high-yield corporate bonds.

Diversification Among Industries Helps Manage Risk

In general, we try to avoid investing too heavily in any one industry. We spread the Fund's holdings across many sectors, though we frequently invest more in defensive and neutral industries (such as consumer and cable companies) which tend to be more stable than cyclical industries (such as chemical, energy and steel companies).

   Over the past six months, the strongest performers among corporate bonds rated B were defensive, consumer-driven industries such as utilities, supermarkets and cable TV. Cyclical industries, such as energy and financial companies, which were a less significant component of the Fund, experienced negative returns. Slowing worldwide demand for commodities hurt energy prices through the end of 1998, while a global liquidity crisis stifled financial companies.



DELCHESTER FUND: A DIVERSIFIED MIX
--------------------------------------------------------------------------------
Top Industry Sectors As of January 31, 1999
                                                        Percentage of Assets
Industry                                                    As of 1/31/99
--------------------------------------------------------------------------------
Telecommunications                                             16.55%
Food, Beverage & Tobacco                                        8.67%
Cable, Media & Publishing                                       6.44%
Consumer Products                                               6.19%
Automobile & Auto Equipment                                     5.21%
Industrial Machinery                                            5.19%
--------------------------------------------------------------------------------

Includes all sectors representing more than 5% of the Delchester portfolio. The remaining 52% of the portfolio is diversified among 15 different sectors.

                                                                     for current
                                                                       income
                                                                          7

INVESTMENT OUTLOOK

Since November, we have seen market conditions stabilize as investors became less afraid of exposure to credit risk. However, the road ahead may not be completely smooth. If stocks experience another sharp decline in 1999, high-yield bonds may encounter more short-term pain before they can stage a full price recovery.

   We will strive to take advantage of the compelling low prices and rich yield premiums in the high-yield market today. We do not think basic underpinnings of the high-yield market have changed, and we see no immediate signs of any impending credit problems.

   This, in addition to our positive outlook for stable U.S. economic growth and low inflation for the coming six months, leads us to believe that Delchester Fund is poised for a rebound. We believe that the portfolio can earn high income with some modest capital appreciation through the remainder of 1999.

HIGH-YIELD BONDS:
HISTORICALLY HIGH INCOME ADVANTAGE
--------------------------------------------------------------------------------
TREASURIES COMPARED TO HIGH-YIELD BONDS
JANUARY 31, 1998 TO JANUARY 31, 1999


                      Salomon SmithBarney
                    High-Yield Cash Pay Index             U.S. Treasury Yield
                    -------------------------             -------------------
Jan '98                        8.71%                            5.41%
Feb '98                         8.9%                            5.58%
Mar '98                        8.69%                            5.63%
Apr '98                        8.69%                            5.63%
May '98                        8.85%                            5.55%
Jun '98                        9.02%                            5.46%
July '98                       9.02%                            5.49%
Aug '98                       10.62%                            4.99%
Sept '98                      10.41%                            4.37%
Oct '98                        10.8%                            4.46%
Nov '98                       10.02%                            4.65%
Dec '98                       10.04%                            4.63%
Jan '99                        9.89%                            4.62%


Source: Salomon SmithBarney High-Yield Cash Pay Index.

The graph above highlights how the spread between the yields on U.S. Treasuries and high-yield corporate bonds widened during the summer "flight to quality." Treasuries are generally considered to be the highest quality bonds because principal and interest payments are guaranteed by the U.S. government. Chart shows U.S. Treasuries with a duration equivalent to the Salomon SmithBarney High-Yield Index. High-yield corporate bonds are of significantly lower quality and involve greater risks.

for current
  income
    8

Performance Summary

DELCHESTER FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
10 YEARS ENDED JANUARY 31, 1999

           Delchester Fund A Class         U.S. Consumer Price Index (Inflation)
           -----------------------         -------------------------------------
1/31/89           $ 9,528                                 10,000
1/31/90           $ 9,131                                 10,520
1/31/91           $ 8,463                                 11,115
1/31/92           $12,235                                 11,404
1/31/93           $14,215                                 11,775
1/31/94           $16,538                                 12,073
1/31/95           $15,545                                 12,411
1/31/96           $17,845                                 12,743
1/31/97           $20,009                                 13,138
1/31/98           $23,035                                 13,344
1/31/99           $22,238                                 13,526



Chart assumes $10,000 invested on January 31, 1988, a 4.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

DELCHESTER FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JANUARY 31, 1999

                                 Lifetime    Ten Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 8/20/70)
   Excluding Sales Charge         +9.45%      +8.87%        +6.15%       -3.41%
   Including Sales Charge         +9.27%      +8.35%        +5.12%       -8.07%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge         +6.57%                                 -4.13%
   Including Sales Charge         +6.28%                                 -7.63%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge         +7.36%                                 -4.14%
   Including Sales Charge         +7.36%                                 -5.01%


      Delchester Fund invests primarily in high-yield bonds, which involve greater risk than higher quality bonds. Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. B and C Class results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

      Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.
      Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

      Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Average annual Institutional Class returns through January 31, 1999 were:
                                     Lifetime   10 Years   Five Years   One Year
      Delchester Fund (Est.6/1/92)    +9.56%      +9.15%     +6.41%      -3.17%
                                                            for current income 9

Financial Statements
DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
STATEMENT OF NET ASSETS
JANUARY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                     ---------------------------
  CORPORATE BONDS - 88.16%

  AEROSPACE & DEFENSE - 1.68%
  Amtran co guarantee 9.625% 12/15/05 .............   $ 4,000,000    $ 4,000,000
  Atlas Air sr nts 9.25% 4/15/08 ..................     9,250,000      9,435,000
  Federal Data co guarantee
   10.125% 8/1/05 .................................    10,450,000     10,345,500
                                                                     -----------
                                                                      23,780,500
                                                                     -----------
  AUTOMOBILE & AUTO EQUIPMENT - 5.21%
  Accuride sr sub nts 9.25% 2/1/08 ................    10,000,000     10,025,000
  ADV Accessory/AAS Capital co guarantee
   9.75% 10/1/07 ..................................     7,350,000      7,350,000
 *Eagle Picher Ind co guarantee
   9.375% 3/1/08 ..................................    12,100,000     11,646,250
 *Federal Mogul 144A nts 7.50% 1/15/09 ............     5,400,000      5,427,000
 *Hayes Lemmerz International co guarantee
   8.25% 12/15/08 .................................     7,000,000      7,105,000
  Motors and Gears sr nts 10.75% 11/15/06 .........     9,150,000      9,424,500
  Newcor co guarantee 9.875% 3/1/08 ...............     6,550,000      6,255,250
  Special Devices sr sub nts 144A
   11.375% 12/15/08 ...............................     1,300,000      1,326,000
  Stanadyne Automotive co guarantee
   10.25% 12/15/07 ................................    11,200,000     11,340,000
  Talon Automotive sr sub nts
   9.625% 5/1/08 ..................................     3,700,000      3,621,375
                                                                     -----------
                                                                      73,520,375
                                                                     -----------
  BANKING, FINANCE & INSURANCE - 0.54%
  Willis Corroon 144A sr sub nts
   9.00% 2/1/09 ...................................     7,600,000      7,619,000
                                                                     -----------
                                                                       7,619,000
                                                                     -----------
  BUILDING & MATERIALS - 2.23%
  American Builders & Contractors co guarantee
   10.625% 5/15/07 ................................     4,100,000      3,854,000
  Collins & Aikman Floorcovers sr sub nts
   10.00% 1/15/07 .................................    12,820,000     13,461,000
  Wesco Distribution co guarantee
   9.125% 6/1/08 ..................................     9,250,000      9,400,313
 +Wesco International sr disc nts
   11.125% 6/1/08 .................................     7,750,000      4,746,875
                                                                     -----------
                                                                      31,462,188
                                                                     -----------
  CABLE, MEDIA & PUBLISHING - 6.44%
  American Banknote co guarantee
   11.25% 12/1/07 .................................    10,750,000      7,242,813
  Echostar DBS 144A sr nts 9.25% 1/2/06 ...........    15,500,000     16,042,500
  Mail-Well 144A sr sub nts 8.75% 12/15/08 ........    11,000,000     11,247,500
  Pathnet sr nts 12.25% 4/15/08 ...................     5,800,000      3,886,000
 *Pegasus Communications sr nts
   9.625% 10/15/05 ................................     7,000,000      7,280,000
  PSINET sr nts 10.00% 2/15/05 ....................     8,600,000      8,987,000
 +PX Escrow sr disc nts 9.625% 2/1/06 .............    14,000,000      7,770,000

                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                     ---------------------------
  CORPORATE BONDS (Continued)

  CABLE, MEDIA & PUBLISHING (CONTINUED)
 +Radio Unica co guarantee 11.75% 8/1/06 ..........   $ 4,250,000    $ 2,316,250
  STC Broadcasting sr sub nts 11.00% 3/15/07 ......     5,250,000      5,610,938
  Sullivan Graphics sr sub nts 12.75% 8/1/05 ......    10,375,000     10,790,000
 +United International Holdings sr disc nts
   10.75% 2/15/08 .................................    14,600,000      9,709,000
                                                                     -----------
                                                                      90,882,001
                                                                     -----------
  CHEMICALS - 4.49%
  Aqua Chemical sr sub nts 11.25% 7/1/08 ..........     9,200,000      8,556,000
  Brunner Mond Group sr sub nts
   11.00% 7/15/08 .................................     6,600,000      5,082,000
  Geo Specialty Chemicals sr sub nts
   10.125% 8/1/08 .................................     5,800,000      5,655,000
  Huntsman sr sub nts 9.50% 7/1/07 ................    11,000,000     11,192,500
 *Koppers Industries co guarantee
   9.875% 12/1/07 .................................     9,500,000      9,405,000
 *LaRoche Industries sr sub nts 9.50% 9/15/07 .....    16,500,000     13,860,000
*+Sterling Chemical Holdings sr disc nts
   13.50% 8/15/08 .................................    23,325,000      9,563,250
                                                                     -----------
                                                                      63,313,750
                                                                     -----------
  COMPUTER & TECHNOLOGY - 0.72%
 +Cellnet Data Systems sr disc nts
   14.00% 10/1/07 .................................    12,000,000      5,400,000
 +Electronic Retailing Systems sr disc nts
   13.25% 2/1/04 ..................................    13,200,000      4,834,500
                                                                     -----------
                                                                      10,234,500
                                                                     -----------
  CONSUMER PRODUCTS - 6.19%
  Albecca sr sub nts 10.75% 8/15/08 ...............     9,500,000      9,476,250
 *Derby Cycle/Lyon sr nts 10.00% 5/15/08 ..........     8,900,000      8,210,250
  Desa International co guarantee
   9.875% 12/15/07 ................................    13,300,000     10,640,000
 *Drypers sr nts 10.25% 6/15/07 ...................    10,575,000     10,257,750
 *French Fragrance sr nts 10.375% 5/15/07 .........     9,000,000      9,157,500
  Home Interiors and Gifts co guarantee
   10.125% 6/1/08 .................................    10,350,000     10,350,000
  Iron Age co guarantee 9.875% 5/1/08 .............     9,000,000      8,212,500
 +Iron Age Holdings sr disc nts
   12.125% 5/1/09 .................................     4,000,000      2,120,000
  Outboard Marine sr nts 10.75% 6/1/08 ............     9,000,000      8,640,000
  Riddell Sports co gurantee 10.50% 7/15/07 .......     8,000,000      7,580,000
 +Spin Cycle units 12.75% 5/1/05 ..................     5,000,000      2,650,000
                                                                     -----------
                                                                      87,294,250
                                                                     -----------
  ELECTRONICS, INFORMATION & DATA - 0.80%
  Elgar Holdings co guarantee 9.875% 2/1/08 .......     2,300,000      2,070,000
 +Rhythms Netconnections units
   13.50% 5/15/08 .................................    16,600,000      9,213,000
                                                                     -----------
                                                                      11,283,000
                                                                     -----------

10 for current income

DELCHESTER FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                     ---------------------------
  CORPORATE BONDS (Continued)

  ENERGY - 3.38%
  First Wave Marine sr nts 11.00% 2/1/08 ..........   $ 6,900,000    $ 6,486,000
  Michael Petroleum sr nts 11.50% 4/1/05 ..........     7,600,000      5,244,000
  Rutherford-Moran Oil co guarantee
   10.75% 10/1/04 .................................    10,450,000     12,017,500
 *Statia Terminals mtg nts 11.75% 11/15/03 ........     6,250,000      6,375,000
*+Transamerican Energy sr nts 13.00% 6/15/02 ......    11,750,000      3,231,250
 *Transamerican Energy sr nts 11.50% 6/15/02 ......     9,950,000      2,786,000
 +Transamerican Refining 144A sr nts
   15.00% 12/1/03 .................................     2,000,000      1,980,000
  Transamerican Refining units 16.00% 6/30/03 .....     9,000,000      2,700,000
 +Universal Compression sr disc nts
   9.875% 2/15/08 .................................    11,000,000      6,875,000
                                                                     -----------
                                                                      47,694,750
                                                                     -----------
  ENVIRONMENTAL SERVICES - 0.45%
  Hydrochem Industrial Services co guarantee
   10.375% 8/1/07 .................................     6,410,000      6,377,950
                                                                     -----------
                                                                       6,377,950
                                                                     -----------
  FOOD, BEVERAGE & TOBACCO - 8.67%
  Ameriking sr nts 10.75% 12/1/06 .................     9,300,000      9,811,500
  Ameriserve Food Distributors co guarantee
   10.125% 7/15/07 ................................    19,000,000     16,387,500
  Carrols 144A sr sub nts 9.50% 12/1/08 ...........    10,000,000     10,175,000
  Core-Mark International sr sub nts
   11.375% 9/15/03 ................................     7,975,000      8,134,500
 +Del Monte Foods sr disc nts
   12.50% 12/15/07 ................................    25,150,000     17,982,250
 *DiGiorgio sr nts 10.00% 6/15/07 .................    12,500,000     11,781,250
  Favorite Brands sr nts 10.75% 5/15/06 ...........     9,200,000      7,383,000
  Fleming co guarantee 10.50% 12/1/04 .............    13,225,000     12,563,750
 *Fresh Foods co guarantee 10.75% 6/1/06 ..........     6,200,000      5,890,000
 *Jitney-Jungle Stores co guarantee
   10.375% 9/15/07 ................................    13,700,000     14,796,000
  Luiginos 144A co guarantee 10.00% 2/1/06 ........     7,500,000      7,500,000
                                                                     -----------
                                                                     122,404,750
                                                                     -----------
  HEALTHCARE & PHARMACEUTICALS - 3.12%
 +Alaris Medical sr disc nts 11.125% 8/1/08 .......     9,000,000      5,310,000
  Alliance Imaging sr sub nts 9.625% 12/15/05 .....    10,350,000     10,194,750
  Dynacare sr nts 10.75% 1/15/06 ..................     9,750,000      9,945,000
  Insight Health Services co guarantee
   9.625% 6/15/08 .................................    10,000,000      9,750,000
  Kinetic Concepts co guarantee
   9.625% 11/1/07 .................................     9,000,000      8,820,000
                                                                     -----------
                                                                      44,019,750
                                                                     -----------
  INDUSTRIAL MACHINERY - 5.19%
  Burke Industries co guarantee
   10.00% 8/15/07 .................................     8,985,000      8,850,225
  Grove Worldwide sr sub nts 9.25% 5/1/08 .........    14,950,000     13,828,750
  Premier Graphics sr nts 11.50% 12/1/05 ..........     6,600,000      6,608,250
  Republic Engineered Steel mtg nts
   9.875% 12/15/01 ................................    19,600,000     20,114,500

                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                     ---------------------------
  CORPORATE BONDS (Continued)

  INDUSTRIAL MACHINERY (CONTINUED)
  Safety Components International sr sub nts
   10.125% 7/15/07 ................................   $ 8,400,000    $ 8,473,500
  Spinnaker Industries sr nts 10.75% 10/15/06 .....     4,700,000      4,089,000
 +Thermadyne Holdings debs 12.50% 6/1/08 ..........     5,500,000      2,701,875
 *Tokheim 144A sr sub nts 11.375% 8/1/08 ..........     8,300,000      8,569,750
                                                                     -----------
                                                                      73,235,850
                                                                     -----------
  LEISURE, LODGING & ENTERTAINMENT - 3.31%
 +Aladdin Gaming units 13.50% 3/1/10 ..............    18,000,000      4,995,000
   HMH Properties sr nts 8.45% 12/1/08 ............    14,000,000     14,035,000
 +Premier Parks sr disc nts 10.00% 4/1/08 .........    14,050,000      9,729,625
 *Silver Cinemas sr sub nts 10.50% 4/15/0 .........     8,750,000      6,037,500
  Town Sports International sr nts
   9.75% 10/15/04 .................................     3,425,000      3,382,189
  United Artists sr sub nts 9.75% 4/15/08 .........     8,800,000      8,492,000
                                                                     -----------
                                                                      46,671,314
                                                                     -----------
  METALS & MINING - 4.07%
  Commonwealth Aluminum sr sub nts
   10.75% 10/1/06 .................................     8,825,000      8,836,030
  Doe Run Resources co guarantee
   11.25% 3/15/05 .................................     9,000,000      7,830,000
  Great Lakes Carb co guarantee
   10.25% 5/15/08 .................................    10,250,000     10,506,250
 *Jorgensen Earle M. sr nts 9.50% 4/1/05 ..........    13,700,000     13,083,500
  Metallurg co guarantee 11.00% 12/1/07 ...........    11,750,000     10,927,500
  Ormet co guarantee 11.00% 8/15/08 ...............     6,500,000      6,207,500
                                                                     -----------
                                                                      57,390,780
                                                                     -----------
  PACKAGING & CONTAINERS - 2.86%
 *Gaylord Container sr nts 9.75% 6/15/07 ..........     9,950,000      9,228,625
 *Gaylord Container sr sub nts
   9.875% 2/15/08 .................................     9,500,000      7,600,000
 +Graham Packaging/GPC Capital sr disc nts
   10.75% 1/15/09 .................................     7,000,000      5,110,000
 *Riverwood International co guarantee
   10.875% 4/1/08 .................................    20,200,000     18,382,000
                                                                     -----------
                                                                      40,320,625
                                                                     -----------
  PAPER & FOREST PRODUCTS - 0.67%
  MAXXAM Group sr nts 12.00% 8/1/03 ...............     9,400,000      9,447,000
                                                                     -----------
                                                                       9,447,000
                                                                     -----------
  RETAIL - 3.74%
  Advance Stores co guarantee
   10.25% 4/15/08 .................................     9,200,000      9,338,000
  Franks Nursery & Crafts sr sub nts
   10.25% 3/1/08 ..................................    13,200,000     13,200,000
  Leslies Poolmart sr nts 10.375% 7/15/04 .........    10,450,000     10,868,000
  Sonic Automotive co guarantee
   11.00% 8/1/08 ..................................     9,600,000      9,408,000
 *US Office Products co guarantee
   9.75% 6/15/08 ..................................    13,500,000     10,023,750
                                                                     -----------
                                                                      52,837,750
                                                                     -----------
                                                           for current income 11

DELCHESTER FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                     ---------------------------
  CORPORATE BONDS (Continued)

  TELECOMMUNICATIONS - 16.55%
 +21st Century Telecom Group sr sub nts
   12.25% 2/15/08 .................................   $16,600,000   $  6,992,750
  American Mobile Satellite sr nts
   12.25% 4/1/08 ..................................    14,050,000      7,727,500
  Arch Communications sr nts 12.75% 7/1/07 ........    10,000,000      9,900,000
  BTI Telecom sr nts 10.50% 9/15/07 ...............    18,925,000     14,761,500
 *Caprock Communications sr nts
   12.00% 7/15/08 .................................    13,500,000     13,500,000
  Convergent Communication units
   13.00% 4/1/08 ..................................     7,500,000      5,775,000
*+DTI Holdings sr disc nts
   12.50% 3/1/08 ..................................    11,500,000      2,875,000
*+Echostar Communications sr nts
   12.125% 7/1/04 .................................       223,745        255,069
 +Econophone sr disc nts
   11.00% 2/15/08 .................................     9,200,000      4,600,000
  EV International co guarantee
   11.00% 3/15/07 .................................     9,000,000      8,100,000
 +FirstWorld Communication units
   13.00% 4/15/08 .................................    18,500,000      7,585,000
*+GST USA co guarantee
   13.875% 12/15/05 ...............................    14,000,000      9,940,000
 +KMC Telecom Holdings sr disc nts
   12.50% 2/15/08 .................................    33,000,000     16,995,000
*+McCaw International sr disc nts
   13.00% 4/15/07 .................................    14,900,000      8,213,625
 *Metrocall unsec sr sub nts 10.375% 10/1/07 ......    12,900,000     12,706,500
  Metromedia Fiber sr nts 10.00% 11/15/08 .........    11,650,000     12,349,000
  MetroNet Communications sr disc nts
   9.95% 6/15/08 ..................................     9,800,000      6,590,500
 +Nextel Communications sr disc nts
   9.95% 2/15/08 ..................................    23,100,000     14,899,500
  NextLink Communications 144A sr nts
   10.75% 11/15/08 ................................     8,400,000      8,757,000
  Nextlink Communications sr nts
   9.625% 10/1/07 .................................     5,000,000      4,925,000
 +RCN sr disc nts 9.80% 10/15/07 ..................     4,750,000      2,778,750
 +RCN sr disc nts 9.80% 2/15/08 ...................     8,500,000      4,558,125
  RCN sr nts 10.00% 10/15/07 ......................     3,800,000      3,629,000
  Splitrock Services units 11.75% 7/15/08 .........     6,600,000      5,808,000
 *Telex Communications co guarantee
   10.50% 5/1/07 ..................................     6,000,000      5,392,500
 +Teligent sr disc nts 11.50% 3/1/08 ..............     7,000,000      3,500,000
 *Teligent sr nts 11.50% 12/1/07 ..................    20,700,000     19,716,750
 *USA Mobile Communication sr nts
   14.00% 11/1/04 .................................     4,500,000      4,713,750
*+Viatel units 12.50% 4/15/08 .....................    10,200,000      6,069,000
                                                                    ------------
                                                                     233,613,819
                                                                    ------------

                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                     ---------------------------
  CORPORATE BONDS (Continued)

  TEXTILES & FURNITURE - 1.43%
  Globe Manufacturing sr sub nts
   10.00% 8/1/08 ..................................   $12,950,000 $   12,043,500
 *Scovill Fasteners co guarantee
   11.25% 11/30/07 ................................     8,400,000      8,148,000
                                                                  --------------
                                                                      20,191,500
                                                                  --------------
  TRANSPORTATION & SHIPPING - 2.99%
  American Reefer mtg nts 10.25% 3/1/08 ...........     4,650,000      2,813,250
 *Continental Airlines nts 8.00% 12/15/05 .........     7,000,000      6,991,250
  Eletson Holdings mtg nts 9.25% 11/15/03 .........     5,000,000      4,900,000
  Holt Group sr nts 9.75% 1/15/06 .................    11,000,000      7,700,000
  Millenium Seacarriers units 12.00% 7/15/05 ......     3,800,000      3,192,000
  Navigator Gas Transport nts 10.50% 6/30/07 ......     9,400,000      7,896,000
  Navigator Gas Transport unit
   12.00% 6/30/07 .................................     8,000,000      8,640,000
                                                                  --------------
                                                                      42,132,500
                                                                  --------------
  MISCELLANEOUS - 3.43%
  Allied Waste NA 144A sr nts 7.875% 1/1/09 .......    13,000,000     13,422,500
  Comforce Operating sr nts 12.00% 12/1/07 ........     6,550,000      6,550,000
 *Group Maintenance 144A sr sub nts
   9.75% 1/15/09 ..................................     6,900,000      7,072,500
  Indesco International sr sub nts
   9.75% 4/15/08 ..................................     4,500,000      4,117,500
  Protection One 144A sr sub nts
   8.125% 1/15/09 .................................     5,800,000      5,916,000
 *Trench Electric co guarantee
   10.25% 12/15/07 ................................    12,000,000     11,340,000
                                                                  --------------
                                                                      48,418,500
                                                                  --------------
  Total Corporate Bonds
   (cost $1,360,519,405)                                           1,244,146,402
                                                                  --------------

  U.S. TREASURY OBLIGATIONS - 7.41%
  U.S. Treasury Notes 5.00% 2/15/99 ...............   104,550,000    104,566,529
                                                                  --------------
  Total U.S. Treasury Obligations
   (cost $104,573,681)                                               104,566,529
                                                                  --------------


                                                          NUMBER
                                                        OF SHARES
                                                        ---------
  PREFERRED STOCKS - 1.98%
  Dobson Communications ...........................         5,351      5,351,005
 *E.Spire Communications ..........................       115,203      5,644,985
  Eagle-Picher Holdings ...........................       101,000      4,949,000
  Nebco Evans Holding .............................        71,614      4,816,103
  Nextel Communications ...........................             1            940
  Pegasus Communications ..........................        11,611      1,265,599
  Pegasus Communications Unit .....................        45,000      4,995,000
**Terex-Appreciation Rights .......................        55,200        938,400
                                                                  --------------
  Total Preferred Stocks (cost $35,613,255)                           27,961,032
                                                                  --------------

12 for current income

DELCHESTER FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        NUMBER OF       MARKET
                                                          SHARES        VALUE
                                                     ---------------------------
  WARRANTS - 0.05%
**American Mobile Satellite .......................        52,791 $       35,125
**American Banknote ...............................       134,181        107,500
**Cellnet Data Systems ............................       164,052        180,000
**DTI Holdings ....................................        17,848            575
**Electronic Retailing System .....................        13,200         66,000
**Gothic Energy ...................................        19,600         19,600
**KMC Telecom Holdings ............................        14,000        168,000
**McCaw International .............................         1,188         16,800
**Pathnet .........................................         5,800         58,000
                                                                  --------------
  Total Warrants (cost $1,407,557)                                       651,600
                                                                  --------------
  TOTAL MARKET VALUE OF SECURITIES - 97.60%
   (cost $1,502,113,898) .....................................    $1,377,325,563
  RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 2.40% ................................        33,925,990
                                                                  --------------
  NET ASSETS APPLICABLE TO 240,129,147
   DELCHESTER FUND SHARES
   OUTSTANDING - 100.00% .....................................    $1,411,251,553
                                                                  ==============
  NET ASSET VALUE - DELCHESTER FUND
   A CLASS ($930,860,943/
   158,389,417 SHARES) .......................................             $5.88
                                                                           =====
  NET ASSET VALUE - DELCHESTER FUND
   B CLASS ($374,813,488/
   63,775,468 SHARES) ........................................             $5.88
                                                                           =====
  NET ASSET VALUE - DELCHESTER FUND
   C CLASS ($60,709,777/
   10,329,934 SHARES) ........................................             $5.88
                                                                           =====
  NET ASSET VALUE - DELCHESTER FUND
   INSTITUTIONAL CLASS ($44,867,345/
   7,634,328 SHARES) .........................................             $5.88
                                                                           =====

COMPONENTS OF NET ASSETS AT JANUARY 31, 1999:
Common stock, $1 par value, 500,000,000 shares
  authorized to the Fund with 350,000,000 shares
  allocated to Delchester Fund A Class, 50,000,000
  shares allocated to Delchester Fund B Class,
  50,000,000 shares allocated to Delchester
  Fund C Class and 50,000,000 shares allocated
  to Delchester Fund Institutional Class .....................   $1,712,295,905
Undistributed net investment income ..........................           85,089
Accumulated net realized loss on investments .................     (176,341,106)
Net unrealized depreciation of investments ...................     (124,788,335)
                                                                 --------------
Total Net Assets .............................................   $1,411,251,553
                                                                 ==============
---------------------------
 *Security on loan.
**Non-income producing security for the period ended January 31, 1999
 +Zero coupon security as of January 31, 1999. The coupon shown is the step-up rate.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELCHESTER FUND A CLASS
Net asset value A Class (A) ..................................            $5.88
Sales charge (4.75% of offering price or 4.93%
   of amount invested per share) (B) .........................             0.29
                                                                          -----
Offering price ...............................................            $6.17
                                                                          =====
---------------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

Summary of Abbreviations:
co guarantee -- company guaranteed
debs         -- debentures
disc         -- discount
mtg          -- mortgage
nts          -- notes
sr           -- senior
sub          -- subordinated

                             See accompanying notes
                                                           for current income 13

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JANUARY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest ........................................   $76,278,067
Dividends .......................................     1,513,398     $77,791,465
                                                    -----------     -----------
EXPENSES:
Management fees .................................     3,950,818
Distribution Expenses ...........................     3,234,683
Dividend disbursing and transfer agent
   fees and expenses ............................     1,194,094
Accounting and administration ...................       281,206
Registration fees ...............................        60,000
Taxes (other than taxes on income) ..............        50,000
Professional fees ...............................        44,000
Reports and statements to shareholders ..........        38,500
Directors fees ..................................        12,795
Custodian fees ..................................         5,000
Other ...........................................        95,746       8,966,842
                                                    -----------     -----------
NET INVESTMENT INCOME ...........................                    68,824,623
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
Net realized loss on investments ................                   (27,888,601)
Net change in unrealized appreciation/depreciation
   of investments ...............................                  (141,453,170)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ...............................                  (169,341,771)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................                 ($100,517,148)
                                                                   ============

                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED    YEAR ENDED
                                                      1/31/99          7/31/98
                                                    (UNAUDITED)
                                                -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ........................   $   68,824,623    $129,596,682
Net realized gain (loss) on investments ......      (27,888,601)     45,654,625
Net change in unrealized appreciation /
   depreciation of investments ...............     (141,453,170)    (33,736,187)
                                                 --------------  --------------
Net increase (decrease) in net assets
   resulting from operations .................     (100,517,148)    141,515,120
                                                 --------------  --------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   A Class ...................................      (49,272,548)    (94,068,758)
   B Class ...................................      (17,223,629)    (26,481,128)
   C Class ...................................       (2,600,895)     (2,685,408)
   Institutional Class .......................       (2,106,602)     (4,338,358)
                                                 --------------  --------------
                                                    (71,203,674)   (127,573,652)
                                                 --------------  --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...................................      128,874,396     196,600,397
   B Class ...................................       85,298,575     140,491,313
   C Class ...................................       22,910,305      36,526,139
   Institutional Class .......................       19,676,018      46,366,224
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income:
   A Class ...................................       24,402,753      44,559,762
   B Class ...................................        7,402,116      10,738,318
   C Class ...................................        1,516,783       1,568,430
   Institutional Class .......................        1,913,521       3,815,302
                                                 --------------  --------------
                                                    291,994,467     480,665,885
                                                 --------------  --------------
Cost of shares repurchased:
   A Class ...................................     (164,892,001)   (222,496,607)
   B Class ...................................      (51,242,258)    (50,887,559)
   C Class ...................................       (8,537,049)     (6,294,131)
   Institutional Class .......................      (25,568,439)    (40,696,971)
                                                 --------------  --------------
                                                   (250,239,747)   (320,375,268)
                                                 --------------  --------------
Increase in net assets derived from capital
   share transactions ........................       41,754,720     160,290,617
                                                 --------------  --------------
Net increase (decrease) in net assets ........     (129,966,102)    174,232,085

NET ASSETS:
Beginning of period ..........................    1,541,217,655   1,366,985,570
                                                 --------------  --------------
End of period ................................   $1,411,251,553  $1,541,217,655
                                                 ==============  ==============

                             See accompanying notes

14 for current income

DELAWARE GROUP INCOME FUNDS, INC. - DELCHESTER FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                           DELCHESTER FUND A CLASS
                                                          ----------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED                          YEAR ENDED
                                                            1/31/99        7/31/98      7/31/97    7/31/96      7/31/95     7/31/94
                                                          (UNAUDITED)
Net asset value, beginning of period ..................     $6.650         $6.570       $6.140      $6.280       $6.450      $7.070

Income from investment operations:
   Net investment income ..............................      0.307          0.608        0.598       0.628        0.668       0.744
   Net realized and unrealized gain (loss)
    from investments ..................................     (0.760)         0.070        0.430      (0.141)      (0.167)     (0.618)
                                                            ------         ------       ------      ------       ------      ------
   Total from investment operations ...................     (0.453)         0.678        1.028       0.487        0.501       0.126
                                                            ------         ------       ------      ------       ------      ------
Less dividends and distributions:
   Dividends from net investment income ...............     (0.317)        (0.598)      (0.598)     (0.627)      (0.671)     (0.746)
                                                            ------         ------       ------      ------       ------      ------
   Total dividends and distributions ..................     (0.317)        (0.598)      (0.598)     (0.627)      (0.671)     (0.746)
                                                            ------         ------       ------      ------       ------      ------
   Net asset value, end of period .....................     $5.880         $6.650       $6.570      $6.140       $6.280      $6.450
                                                            ======         ======       ======      ======       ======      ======
Total Return(1) .......................................     (6.76%)        10.73%       17.53%       8.10%        8.46%       1.60%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............   $930,861     $1,060,136   $1,030,328    $973,939   $1,020,763    $983,569
   Ratio of expenses to average net assets ............      1.07%(2)       1.06%        1.04%       1.02%        1.09%       1.05%
   Ratio of net investment income
    to average net assets .............................     10.07%(2)       9.16%        9.48%      10.11%       10.77%      10.48%
   Portfolio turnover .................................        62%           117%         154%        108%          92%         92%

-----------------------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                           for current income 15

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                         DELCHESTER FUND B CLASS
                                                          --------------------------------------------------------------------------
                                                           SIX MONTHS                                                      5/2/94(2)
                                                             ENDED                          YEAR ENDED                         TO
                                                            1/31/99        7/31/98      7/31/97    7/31/96      7/31/95     7/31/94
                                                          (UNAUDITED)
Net asset value, beginning of period .................      $6.650         $6.570       $6.140      $6.280       $6.450      $6.730

Income from investment operations:
   Net investment income .............................       0.284          0.556        0.550       0.581        0.624       0.120
   Net realized and unrealized gain (loss)
    from investments .................................      (0.760)         0.072        0.430      (0.141)      (0.170)     (0.280)
                                                            ------         ------       ------      ------       ------      ------
   Total from investment operations ..................      (0.476)         0.628        0.980       0.440        0.454      (0.160)
                                                            ------         ------       ------      ------       ------      ------
Less dividends and distributions:
   Dividends from net investment income ..............      (0.294)        (0.548)      (0.550)     (0.580)      (0.624)     (0.120)
                                                            ------         ------       ------      ------       ------      ------
   Total dividends and distributions .................      (0.294)        (0.548)      (0.550)     (0.580)      (0.624)     (0.120)
                                                            ------         ------       ------      ------       ------      ------
   Net asset value, end of period ....................      $5.880         $6.650       $6.570      $6.140       $6.280      $6.450
                                                            ======         ======       ======      ======       ======      ======
Total Return(1) ......................................      (7.12%)         9.91%       16.66%       7.30%        7.64%          (3)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........    $374,813       $376,463     $273,499    $176,266     $111,860     $21,776
   Ratio of expenses to average net assets ...........       1.82%(4)       1.81%        1.79%       1.77%        1.82%       1.83%
   Ratio of net investment income
    to average net assets ............................       9.32%(4)       8.41%        8.73%       9.36%       10.14%       9.70%
   Portfolio turnover ................................         62%           117%         154%        108%          92%         92%

(1)Total investement return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)Commencement of operations; ratios have been annualized and total returns have not been annualized.
(3)Total return has been omitted as management believes that such information for this relatively short period is not meaningful.
(4)Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

16 for current income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         DELCHESTER FUND C CLASS
                                                            -------------------------------------------------
                                                             SIX MONTHS                           11/25/95(2)
                                                                ENDED          YEAR ENDED             TO
                                                               1/31/99    7/31/98       7/31/97     7/31/96
                                                             (UNAUDITED)
Net asset value, beginning of period ......................    $6.650      $6.570       $6.140      $6.210

Income from investment operations:
   Net investment income ..................................     0.292       0.555        0.550       0.385
   Net realized and unrealized gain (loss)
    from investments ......................................    (0.768)      0.073        0.430      (0.069)
                                                               ------      ------       ------      ------
   Total from investment operations .......................    (0.476)      0.628        0.980       0.316
                                                               ------      ------       ------      ------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.294)     (0.548)      (0.550)     (0.386)
                                                               ------      ------       ------      ------
   Total dividends and distributions ......................    (0.294)     (0.548)      (0.550)     (0.386)
                                                               ------      ------       ------      ------
   Net asset value, end of period .........................    $5.880      $6.650       $6.570      $6.140
                                                               ======      ======       ======      ======
Total Return(1) ...........................................    (7.12%)      9.91%       16.66%       5.20%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $60,710     $50,945      $19,094      $4,953
   Ratio of expenses to average net assets ................     1.82%(3)    1.81%        1.79%       1.77%
   Ratio of net investment income to average net assets ...     9.32%(3)    8.41%        8.73%       9.36%
   Portfolio turnover .....................................       62%        117%         154%        108%

-------------------
(1)Total investement return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)Commencement of operations; ratios have been annualized and total returns have not been annualized.
(3)Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                           for current income 17

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 DELCHESTER FUND INSTITUTIONAL CLASS
                                                          --------------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED                               YEAR ENDED
                                                            1/31/99        7/31/98      7/31/97    7/31/96      7/31/95     7/31/94
                                                          (UNAUDITED)
Net asset value, beginning of period ................        $6.650         $6.570      $6.140     $6.280       $6.450      $7.070

Income from investment operations:
   Net investment income ............................         0.316          0.620       0.614      0.644        0.685       0.758
   Net realized and unrealized gain (loss)
    from investments ................................        (0.761)         0.075       0.429     (0.142)      (0.169)     (0.617)
                                                             ------         ------      ------     ------       ------      ------
   Total from investment operations .................        (0.445)         0.695       1.043      0.502        0.516       0.141
                                                             ------         ------      ------     ------       ------      ------
Less dividends and distributions:
   Dividends from net investment income .............        (0.325)        (0.615)     (0.613)    (0.642)      (0.686)     (0.761)
                                                             ------         ------      ------     ------       ------      ------
   Total dividends and distributions ................        (0.325)        (0.615)     (0.613)    (0.642)      (0.686)     (0.761)
                                                             ------         ------      ------     ------       ------      ------
   Net asset value, end of period ...................        $5.880         $6.650      $6.570     $6.140       $6.280      $6.450
                                                             ======         ======      ======     ======       ======      ======
Total Return ........................................        (6.65%)        11.00%      17.82%      8.37%        8.72%       1.82%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........       $44,867        $53,673     $44,065    $59,513      $61,742     $71,122
   Ratio of expenses to average net assets ..........         0.82%(1)       0.81%       0.79%      0.77%        0.82%       0.83%
   Ratio of net investment income
    to average net assets ...........................        10.32%(1)       9.41%       9.73%     10.36%       11.14%      10.70%
   Portfolio turnover ...............................           62%           117%        154%       108%          92%         92%

(1) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

18 for current income

DELAWARE GROUP INCOME FUNDS, INC. - DELCHESTER FUND
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Income Funds, Inc. is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers five series: the Delchester Fund, the High-Yield Opportunities Fund, the Strategic Income Fund, the Corporate Bond Fund and the Extended Duration Bond Fund. These financial statements and related notes pertain to the Delchester Fund (The "Fund"). The Fund offers four classes of shares. The A Class carries a front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge. The Fund's objective is to seek as high a current income as is consistent with providing reasonable safety.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices.Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income daily and capital gains, if any, annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC) the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% on the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million, and 0.550% on the average daily net assets in excess of $750 million. For the six months ended January 31, 1999 the Fund had a liability for Investment Management fees and other expenses payable to DMC of $3,950,818.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. For the six months ended January 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $222,861.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. For the six months ended January 31, 1999, the Fund had a liability for distribution fees and other expenses payable to DDLP of $577,017.

For the six months ended January 31, 1999, DDLP earned $262,566 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended January 31, 1999, the Fund made purchases of $432,100,952 and sales of $457,347,040 of investment securities other than U.S. government securities and temporary cash investments.

At January 31, 1999, the aggregate cost of securities for federal income tax purposes was $1,502,113,898

At January 31, 1999, unrealized depreciation for federal income tax purposes aggregated $124,788,335 of which $16,610,692 related to unrealized appreciation of securities and $141,399,027 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 1998 of $145,009,543 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1999 - $53,787,833, 2002 - $3,628,131, and 2003 - $87,593,579.

                                                           for current income 19

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                             SIX MONTHS
                                               ENDED          YEAR
                                              1/31/99         ENDED
                                            (UNAUDITED)      7/31/98
                                            -----------    ----------
Shares sold:
 A Class .................................  21,778,408     29,471,425
 B Class .................................  14,298,825     21,058,076
 C Class .................................   3,818,215      5,466,954
 Institutional Class .....................   3,323,212      6,933,908

Shares issued upon reinvestment of
 dividends from net investment income:
 A Class .................................   4,077,060      6,683,860
 B Class .................................   1,238,022      1,609,981
 C Class .................................     254,025        234,859
 Institutional Class .....................     318,797        572,273
                                            ----------     ----------
                                            49,106,564     72,031,336
                                            ----------     ----------
Shares repurchased:
 A Class ................................. (26,957,262)   (33,418,788)
 B Class .................................  (8,398,090)    (7,641,608)
 C Class .................................  (1,406,734)      (942,339)
 Institutional Class .....................  (4,082,487)    (6,135,486)
                                            ----------     ----------
                                           (40,844,573)   (48,138,221)
                                            ----------     ----------
Net Increase .............................   8,261,991     23,893,115
                                            ==========     ==========

5. Lines of Credit
The Fund has a committed line of credit for $56,300,000. No amount was outstanding at January 31, 1999, or at any time during the fiscal year.

6. Market and Credit Risk
The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10 % of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
Security loans are required at all times to be secured by U.S. Treasury Obligations and/or cash collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, the collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities.The market value of securities on loan to brokers and the related cash collateral received at January 31, 1999, was $81,215,607, and $82,839,919, respectively.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DELCHESTER FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE investors when preceded or accompanied by a current Delchester Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documentated in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globes)

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.



DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London


Printed in the USA
on recycled paper

SA-024[1/99] PP3/99
(1476)